UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2020
 ______________________
HOLOGIC, INC.
(Exact Name of Registrant as Specified in Its Charter)
______________________
Delaware
(State or Other Jurisdiction of Incorporation)

1-36214	04-2902449
(Commission File Number)	(I.R.S. Employer Identification No.)

250 Campus Drive,
Marlborough,
MA	01752
(Address of Principal Executive Offices)	(Zip Code)

(508) 263-2900
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
 ______________________
Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	HOLX	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 9, 2020, the Compensation Committee of the Board of Directors of Hologic, Inc. (“Hologic” or the “Company”) approved the Company’s entry into a new Severance and Change of Control Agreement (the “Severance and Change of Control Agreement”) with Kevin R. Thornal, Division President, Diagnostics, which supersedes in its entirety Mr. Thornal’s Division President Severance Agreement dated July 20, 2017, and his Change of Control Agreement dated July 20, 2017.
The Severance and Change of Control Agreement, which is the Company’s standard form of agreement for Senior Executive Officers, is substantially similar to Mr. Thornal’s prior agreement, except in the event he is entitled to severance pursuant to the terms of the agreement, rather than a 15-month base salary continuation, he is now entitled to a 12-month base salary continuation, an amount equal to his three-year average annual bonus and a 1-year welfare benefit continuation. In the context of Change of Control, Mr. Thornal’s new agreement provides for a cash payment equal to 2.99 times his annual base salary and highest annual bonus rather than a cash payment equal to 1 times his base salary and average annual bonus.
The foregoing description of Mr. Thornal’s new Severance and Change of Control Agreement is qualified in its entirety by reference to the full text of the agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Exhibit Number	Description

10.1	Severance and Change of Control Agreement dated September 15, 2020 by and between Kevin R. Thornal and Hologic, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2020	HOLOGIC, INC.

	By:	/s/ John M. Griffin
John M. Griffin General Counsel